UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.:  0-52496

Date of Report: January 17, 2008

CHINA JIANYE FUEL, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                                20-8296010
(State of other jurisdiction of                                                                                 (IRS Employer
incorporation or organization                                                                                 Identification No.)

 100 Wall Street – 15thFloor, New York, NY                                                                             10005
(Address of principal executive offices)                                                                               (Zip Code)

212-232-0120
(Registrant’s telephone number including area code)

Standard Commerce, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communciations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Certificate of Incorporation

Effective at close of business on January 17, 2008, Standard Commerce, Inc. filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Incorporation.  The amendments (1) changed the name of the corporation to “China Jianye Fuel, Inc.”  and (2) effected a reverse stock split of the corporation’s common stock in the ratio of 2:13.

Item 9.01                       Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment to Certificate of Incorporation filed on January 4, 2008, effective January 17, 2008 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Jianye Fuel, Inc.

Dated: January 17, 2008	By:/s/ _ Jianye Wang ___________
Jianye Wang
            Chief Executive Officer